UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2018

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07      Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Broadway Financial Corporation (the “Company”) was held on July 25, 2018.  Only stockholders of record as of the close of business on May 30, 2018, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting.  As of the record date, 18,662,402 shares of the Company’s voting stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

(1) To elect two directors to serve until the Annual Meeting to be held in the year 2021 or until their successors are elected and have been qualified.

The stockholders re-elected Wayne Bradshaw and Erin Selleck to serve as directors for three-year terms.  The number of votes cast with respect to each of these persons was as follows:

	For	Withheld
Wayne Bradshaw	13,458,602	11,314
Erin Selleck	13,337,531	132,385

Broker non-votes with respect to this proposal were 2,309,937.

(2) To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2018, with 15,529,549 shares voting “for”, 45,663 shares voting “against” and 204,641 shares abstaining.

No broker non-votes were received with respect to this proposal.

(3) To approve the 2018 long term incentive plan.

The stockholders approved the Company’s 2018 long term incentive plan, with 13,241,643 shares voting “for”, 59,741 shares voting “against” and 168,532 shares abstaining.

Broker non-votes with respect to this proposal were 2,309,937.

(4) To cast an advisory (non-binding) vote on the Company’s executive compensation.

The stockholders approved the Company’s executive compensation, with 13,261,268 shares voting “for”, 28,653 shares voting “against” and 179,995 shares abstaining.

Broker non-votes with respect to this proposal were 2,309,937.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: July 27, 2018	By	/s/ Brenda J. Battey
Brenda J. Battey
Chief Financial Officer